RESTRICTED CASH	12 Months Ended
Dec. 31, 2019
Restricted Cash [Abstract]
RESTRICTED CASH

12.	RESTRICTED CASH

Restricted cash consists of cash, which may only be used for certain purposes and is held under a contractual arrangement.

Restricted cash does not include cash balances of $38.3 million (2018: $37.9 million), which represents 50% (2018: 50%) of the cash required to be maintained by the financial covenants in our loan agreements. The Company is permitted to satisfy up to 50% of the cash requirement by maintaining a committed undrawn credit facility with a remaining availability of greater than 12 months. These amounts are included in Cash and cash equivalents. Furthermore, FSL, a wholly owned subsidiary of the Company and the chartering counterparty with SFL with respect to the remaining three VLCCs leased from them, has agreed to certain dividend restrictions as a result of the amendment of the terms of the long-term charter agreements in May 2015. In order to make or pay any dividend or other distribution to the Company, FSL shall demonstrate a cash buffer of $2.0 million per vessel both prior to and following such payment, and following payment of the next monthly hire due plus any profit share accrued under the agreement as well as settling the promissory note related to the termination of the lease on Front Circassia, including accrued interest. As at December 31, 2019, the cash held by FSL of $13.1 million (2018: $3.5 million), may solely be used for vessel operations, payment of hire to SFL or other amounts incurred under the charters and Charter Ancillary Agreement including the settlement of interest and principal due on any notes payable and any other amounts incurred in the ordinary course of business.